Exhibit 10.2

PROMISSORY NOTE

$35,000,000.00	June 30, 2025

FOR VALUE RECEIVED, Greystone Housing Impact Investors LP, a Delaware limited partnership (the “Borrower”), hereby promises to pay to the order of Bankers Trust Company (the “Lender”) or its assigns, in accordance with the terms of that certain Credit Agreement, dated as of even date herewith, by and among the Borrower, the Lenders party thereto, and Bankers Trust Company, in its capacity as the Administrative Agent (as the same may from time to time be amended, restated, modified, or otherwise supplemented, the “Credit Agreement”), the principal sum of Thirty Five Million and 00/100 Dollars ($35,000,000.00), or such amount as may be advanced and outstanding by the Lender under the Credit Agreement as Revolving Loans, with daily interest from the date thereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Principal shall be payable in the amounts and on the dates specified in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Payments hereunder shall be made to the Agent for the account of the Lender, all as set forth in the Credit Agreement.

This Promissory Note (this “Note”) is one of the Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the Termination Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, subject to the terms and conditions of the Credit Agreement.

Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Borrower and the Lender and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged, or received by the Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lender in excess of the maximum lawful amount, the interest payable to the Lender shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Borrower and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Borrower, such excess shall be refunded to the undersigned Borrower. This paragraph shall control all agreements between the undersigned Borrower and the Lender and the Agent.

In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

The undersigned Borrower hereby waives presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby, and all other demands and notices in connection with the delivery, acceptance, performance, and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

This Note shall be governed by, and construed in accordance with, the laws of the State of Iowa.

[Signature Page Follows]

IN WITNESS WHEREOF, the party hereto, by its officer thereunto duly authorized, has executed this Promissory Note on the day and year first above written.

BORROWER:

GREYSTONE HOUSING IMPACT INVESTORS LP

By: /s/ Jesse A. Coury
Name: Jesse A. Coury
Title: Chief Financial Officer

[Signature Page - Promissory Note – Bankers Trust Company]